SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549



                          FORM 8-K



                       CURRENT REPORT



           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  December 6, 2004



           MONMOUTH REAL ESTATE INVESTMENT CORPORATION
     (Exact name of registrant as specified in its charter)


         MARYLAND             000-04258          22-1897375
     (State or other         (Commission        (IRS Employer
      jurisdiction          File Number)     Identification No.)
      of incorporation)


3499 Route 9N, Suite 3C, Freehold, NJ             07728
 (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code (732) 577-9996



                         Not applicable
  (Former name or former address, if changed since last report)

Item 7.01  Regulation FD Disclosure.

     On December 6, 2004, the Company issued a press release announcing the acquisition of a 306,000 square-foot industrial building at 7410 Magi Drive, in Berkeley County, Hanahan, South Carolina, for a purchase price of $13,800,000.


Item 9.01  Financial Statements and Exhibits.

  (c) Exhibits.

  99  Press Release dated December 6, 2004.

                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


        MONMOUTH  REAL ESTATE INVESTMENT CORPORATION




               /s/ Anna T. Chew
               ANNA T. CHEW
               Chief Financial Officer




     Date  December 6, 2004